UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 494-0400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1 Underwriting Agreement, dated October 19, 2006
EX-5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
EX-5.2 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
EX-99.1 Press Release dated October 19, 2006
Ex-99.2 Press Release dated October 20, 2006

ITEM 8.01 Other Events.
On October 19, 2006, ARIAD Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its intention to offer 3,112,945 shares of its common stock (plus an additional 466,942 shares subject to the underwriter’s over-allotment option) pursuant to its effective registration statements, with Credit Suisse Securities (USA) LLC (“Credit Suisse”) acting as the sole underwriter. The press release dated October 19, 2006 is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.
On October 19, 2006, the Company entered into an Underwriting Agreement with Credit Suisse relating to the sale of the 3,112,945 shares of common stock at a purchase price of $4.65 per share. Pursuant to this agreement, the Company has also granted Credit Suisse a 30-day option to purchase up to an additional 466,942 shares of common stock at $4.65 per share to cover over-allotments. The proceeds to the Company from the sale of the 3,112,945 shares to Credit Suisse will be approximately $14.5 million, or $14.3 million after deducting estimated expenses of $180,000. If Credit Suisse exercises its option to purchase the additional 466,942 shares in full, the proceeds to the Company will total approximately $16.7 million, or $16.5 million after expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The Company’s press release dated October 20, 2006 announcing its agreement to sell the shares is filed as Exhibit 99.2 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.
The shares were offered and sold pursuant to (i) a prospectus dated January 9, 2004 and prospectus supplement dated October 20, 2006, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-111401) and a related registration statement on Form S-3 filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-138086), and (ii) a prospectus dated March 14, 2005 and prospectus supplement dated October 20, 2006, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-122909) and a related registration statement on Form S-3 filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-138087).
The offering is scheduled to close on October 25, 2006, subject to customary closing conditions. Following the offering, the Company will have used all of the shares available for issuance under its effective shelf registration statements.
ITEM 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 19, 2006, by and between ARIAD Pharmaceuticals, Inc. and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-111401 and additional shares related thereto.

5.2	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-122909 and additional shares related thereto.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

23.2	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.2).

99.1	Press Release dated October 19, 2006 announcing the commencement of the offering.

99.2	Press Release dated October 20, 2006 announcing the agreement to sell the shares.

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SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

By:	/s/ Edward M. Fitzgerald

Edward M. Fitzgerald Senior Vice President, Finance and Corporate Operations, Chief Financial Officer
Date: October 20, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 19, 2006, by and between ARIAD Pharmaceuticals, Inc. and Credit Suisse Securities (USA) LLC.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-111401 and additional shares related thereto.

5.2	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. with respect to shares being offered pursuant to Registration Statement No. 333-122909 and additional shares related thereto.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

23.2	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.2).

99.1	Press Release dated October 19, 2006 announcing the commencement of the offering.

99.2	Press Release dated October 20, 2006 announcing the agreement to sell the shares.

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